Exhibit 2.1

REVERSE MORTGAGE INVESTMENT TRUST INC.,

RMF MERGER SUB LLC,

REVERSE MORTGAGE FUNDING LLC

AND

THE MEMBERS OF REVERSE MORTGAGE FUNDING LLC LISTED ON EXHIBIT A ATTACHED HERETO

AGREEMENT AND PLAN OF MERGER

i

EXHIBITS:

Exhibit A	Merger Consideration Schedule
Exhibit B	Accredited Investor Questionnaire
Exhibit C	Limited Liability Company Agreement of the Surviving LLC
Exhibit D	Required Regulatory Consents

ii

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of                               , 2014 is by and among REVERSE MORTGAGE INVESTMENT TRUST INC., a Maryland corporation (“Parent”), RMF MERGER SUB LLC, a Delaware limited liability company and a wholly-owned subsidiary of Parent (“Merger Sub”), REVERSE MORTGAGE FUNDING LLC, a Delaware limited liability company (the “Company”), and each of the members of the Company listed on Exhibit A attached hereto (each, a “Member” and collectively, the “Members”).

W I T N E S S E T H:

WHEREAS, as of the date hereof the Members own, collectively, all of the issued and outstanding equity interests, comprised of Class A Units and Class B Units (collectively, the “LLC Equity Interests”), of the Company;

WHEREAS, the parties to this Agreement intend for Merger Sub to be merged with and into the Company, with the Company surviving the merger, on the terms and subject to the conditions set forth herein (the “Merger”) and in accordance with Section 18-209 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”);

WHEREAS, the parties agree that the 144A Offering shall qualify as a Class B Conversion Trigger Event under the Existing LLC Agreement and, accordingly, pursuant to Section 8.5(a) of the Existing LLC Agreement each Class B Unit then outstanding shall automatically convert into four fully-paid and nonassessable Class A Units, with such conversion to be effective immediately prior to the Class B Conversion Trigger Event without any further action on the part of the Company or the Members;

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the outstanding LLC Equity Interests will be converted into the right to receive either:

(i) for each AI Member, (a) the number of shares of Parent’s common stock, $0.01 par value per share (the “Common Stock”), set forth next to such Member’s name on Exhibit A to this Agreement under the column titled “AI Member Consideration,” plus (b) the amount of cash set forth next to such Member’s name on Exhibit A to this Agreement under the column titled “AI Member Consideration” (such shares of Common Stock and cash, the “AI Member Consideration”); or

(ii) for each Non-AI Member, the amount of cash set forth next to such Member’s name on Exhibit A to this Agreement under the column titled “Non-AI Member Consideration” (the “Non-AI Member Consideration” and, together with the AI Member Consideration, the “Merger Consideration”);

WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, all of the LLC Equity Interests held by a Member that (i) affirmatively certifies on Exhibit B and the signature page to this Agreement that he, she or it qualifies as an Accredited Investor (an “AI Member”), will be converted into the right to receive the AI Member Consideration or (ii) (A) affirmatively certifies on the signature page to this Agreement that he, she or it does not qualify as an Accredited Investor or (B) fails to certify on Exhibit B and the signature page to this Agreement that he, she or it qualifies as an AI Member (in either of case (ii)(A) or (ii)(B), a “Non-AI Member”), will be converted into the right to receive the Non-AI Member Consideration;

WHEREAS, Parent expects to enter into a registration rights agreement in connection with the 144A Offering with respect to the registration for resale of the shares of its Common Stock that are issued to the AI Members pursuant to this Agreement and the shares of its Common Stock that are sold to investors in the 144A Offering;

WHEREAS, the parties hereto intend that for U.S. federal income tax purposes the Merger shall be treated (i) by each Member, as a sale by such Member of its LLC Equity Interests to Parent in exchange for the Merger Consideration payable hereunder to such Member, and (ii) by Parent, as an acquisition of all of the assets of the Company in exchange for the Merger Consideration and the assumption of the liabilities, if any, of the Company;

WHEREAS, this Agreement and the consummation of the transactions contemplated hereby, including the Merger, have been approved by the affirmative vote of (i) a Majority of Members and (ii) a Class B Majority Interest;

WHEREAS, the board of directors of Parent, and Parent, in its capacity as the sole member of Merger Sub, each have approved this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and

NOW, THEREFORE, in consideration for the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.                          Definitions.  The following terms as used in this Agreement shall have the meanings attributed to them as set forth below.

“144A Offering” has the meaning set forth in Section 3.01(a).

“Accredited Investor” means, for purposes of this Agreement, a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act and who affirmatively certifies as such on the signature page to this Agreement and Exhibit B to this Agreement.

“Affiliate” means, with respect to a specified Person, any other Person that (a) directly, or indirectly through one or more intermediaries, owns, Controls, is Controlled by or is under common Control with such specified Person or (b) is a family member of such specified Person.

“Agreed Net Worth” has the meaning set forth in Section 5.05(e).

“Agreement” has the meaning set forth in the preamble.

“AI Member” has the meaning set forth in the recitals.

“AI Member Consideration” has the meaning set forth in the recitals.

“Available Cash from Operations” has the meaning set forth in the Existing LLC Agreement.

“Business” means the origination, servicing and securitization of reverse mortgage loans.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the State of New Jersey are authorized or required by law to close.

“Certificate of Merger” has the meaning set forth in Section 2.02.

“Class A Units” has the meaning set forth in the Existing LLC Agreement.

“Class B Conversion Trigger Event” has the meaning set forth in the Existing LLC Agreement.

“Class B Majority Interest” has the meaning set forth in the Existing LLC Agreement.

“Class B Units” has the meaning set forth in the Existing LLC Agreement.

“Closing” and “Closing Date” have the meanings set forth in Section 2.02.

“Code” means the Internal Revenue Code of 1986, as in effect from time to time.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the preamble.

“Consent Percentage” has the meaning set forth in Section 3.01(c).

“Control” (including the terms “Controlled by” and “under common Control with”) means, with respect to a Person, the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of securities, by contract or otherwise.

“Delaware LLC Act” has the meaning set forth in the recitals.

“Effective Time” has the meaning set forth in Section 2.02.

“EIN” has the meaning set forth in Section 2.01.

“Existing LLC Agreement” means the Company’s Second Amended and Restated Operating Agreement, dated as of June 28, 2013, as amended.

“FHA” means the Federal Housing Administration.

“GNMA” means the Government National Mortgage Association.

“Governmental Authority” means any government or agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

“LLC Equity Interests” has the meaning set forth in the recitals.

“Majority of Members” has the meaning set forth in the Existing LLC Agreement.

“Member” and “Members” has the meaning set forth in the preamble.

“Member Representative” means St. John Bannon.

“Merger” has the meaning set forth in the recitals.

“Merger Consideration” has the meaning set forth in the recitals.

“Merger Sub” has the meaning set forth in the preamble.

“Non-AI Member” has the meaning set forth in the recitals.

“Non-AI Member Consideration” has the meaning set forth in the recitals.

“Offering Proceeds Condition” has the meaning set forth in Section 5.08.

“Organizational Documents” means, with respect to a Person, (i) the charter, articles of organization, certificate of formation or certificate of limited partnership for such Person, (ii) the bylaws, operating agreement, limited liability company agreement, or limited partnership agreement for such Person and (iii) any certificate of qualification or foreign entity registration for such Person (together with all supplements, amendments, modifications, consents and waivers related to any of the foregoing).

“Parent” has the meaning set forth in the preamble.

“Person” means an individual, partnership, corporation (including a business trust, statutory trust or real estate investment trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Quadrant” means Quadrant Management, Inc.

“Quadrant Consideration” has the meaning set forth in Section 5.08.

“Required Regulatory Consents” has the meaning set forth in Section 3.01(c).

“Securities Act” means the Securities Act of 1933, as in effect from time to time, and the applicable rules and regulations thereunder.

“Shared Facilities and Services Agreement” means the agreement proposed to be entered into by and between Parent and the Company pursuant to which the Company has agreed to provide Parent with certain facilities, services and support upon the completion of the 144A Offering until the Effective Time.

“Strategic Services Agreement” means the agreement proposed to be entered into by and among Parent, the Company and Brean Capital, LLC with respect to, among other things, (1) certain marketing and securities placement services, (2) access to certain technology, (3) office space, (4) market intelligence, and (5) such other services that the parties mutually agree.

“Surviving LLC” has the meaning set forth in Section 2.01.

“Tax Distributions” has the meaning set forth in the Existing LLC Agreement.

“Transfer” has the meaning set forth in the Existing LLC Agreement.

Section 1.02.                          Rules of Application.  The definitions in Section 1.01 and elsewhere in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.”  The words “herein,” “hereof,” “hereunder,” and similar terms shall refer to this Agreement, unless the context otherwise requires. The headings of the Articles and the Sections contained in this Agreement are for convenience only and shall not be taken into account in determining the meaning of any provision of this Agreement.  If the last day for performance of any obligation hereunder is not a Business Day, then the deadline for such performance or the expiration of the applicable period or date shall be extended to the next Business Day.  The Exhibits attached hereto are hereby incorporated herein and shall be deemed a part of this Agreement.

ARTICLE II

THE MERGER

Section 2.01.                          The Merger. On the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware LLC Act, at the Effective Time, (a) Merger Sub will merge with and into the Company, (b) the separate existence of Merger Sub will cease and (c) the Company, as a wholly-owned subsidiary of Parent, will continue its existence under the Delaware LLC Act as the surviving entity in the Merger (the “Surviving LLC”).  The Merger shall have the effects specified in the Delaware LLC Act, including Section 18-209(g) thereof and, consistent therewith (but without limitation thereof), the employer identification number (“EIN”) of the Company will be the EIN of the Surviving LLC.

Section 2.02.                          Closing Date; Effective Time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York, 10019 at 10:00 A.M. (New York time) as promptly as practicable following satisfaction or waiver of the conditions set forth in Section 3.01 in accordance with this Agreement or at such other time or place as Parent may determine (the “Closing Date”).  Subject to the consummation of the Closing, the Merger shall become effective

(the “Effective Time”) upon the filing by the Surviving LLC in the office of the Secretary of State of the State of Delaware of a certificate of merger (the “Certificate of Merger”), in accordance with the relevant provisions of the Delaware LLC Act, or at such later date and time as may be specified therein.

Section 2.03.                          Effect of the Merger on LLC Equity Interests of the Company.  At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto, each outstanding LLC Equity Interest shall be converted automatically into the right to receive the Merger Consideration, without interest, in accordance with Section 2.05 of this Agreement, and all such LLC Equity Interests, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of an LLC Equity Interest prior to the Effective Time shall no longer have any rights with respect thereto after the Effective Time, except the right to receive such Merger Consideration in accordance with Section 2.05 of this Agreement.

Section 2.04.                          Effect on Membership Interests of Merger Sub.  At the Effective Time, by virtue of the Merger and without any action on the part of any of the parties hereto, all outstanding membership interests of Merger Sub shall be converted automatically into outstanding membership interests of the Surviving LLC.

Section 2.05.                          Merger Consideration.  Promptly after the Effective Time, Parent shall (a) issue and deliver or cause to be delivered to AI Members the Common Stock portion of the AI Member Consideration that each such AI Member is entitled to receive in accordance with the terms and conditions of this Agreement in electronic book-entry form through Parent’s transfer agent, and (b) deliver or cause to be delivered to the Non-AI Members and the AI Members, as applicable, the Non-AI Member Consideration and the cash portion of the AI Member Consideration that each such Non-AI Member and AI Member, as applicable, is entitled to receive in accordance with the terms and conditions of this Agreement, in immediately available funds by wire transfer in accordance with the wire instructions specified by each such Member on the signature pages hereto, in each case subject to adjustment in accordance with Section 5.05(b) and (e) and Section 5.08 of this Agreement.

Section 2.06.                          Deduction; Withholding.  Parent shall be entitled to deduct and withhold from any portion of the Merger Consideration such amount as it is required to deduct and withhold from such payment under the Code or any provision of U.S. federal, state, local or foreign tax law. To the extent that amounts are withheld by Parent, such amounts shall be treated for all purposes of this Agreement as having been paid to the applicable Member in respect of which such deduction and withholding was made by Parent.

Section 2.07.                          Tax Treatment.  The parties hereto intend and agree that the Merger, for U.S. federal income tax purposes, shall be treated (i) by each Member, as a sale by such Member of its LLC Equity Interests to Parent in exchange for the Merger Consideration payable hereunder to such Member, and (ii) by Parent, as an acquisition of all of the assets of the Company in exchange for the Merger Consideration and the assumption of the liabilities, if any, of the Company.

Section 2.08.                          Officers and Directors.  Immediately following the Effective Time, the Surviving LLC shall not have any directors and the officers of the Surviving LLC shall be those officers set forth in the Surviving LLC Agreement attached as Exhibit C hereto.

Section 2.09.                          Adoption of New LLC Agreement for Surviving LLC. Pursuant to Section 18-209(f) of the Delaware LLC Act, and without any action on the part of any of the parties hereto, at the Effective Time the Surviving LLC hereby adopts the limited liability company agreement set forth on Exhibit C hereto as the limited liability company agreement of the Surviving LLC.  At the Effective Time, the Existing LLC Agreement shall terminate and cease to exist and be effective.

Section 2.10.                          Changes in LLC Equity Interests. Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding LLC Equity Interests of the Company shall occur, including by reason of any reclassification, recapitalization, split (including reverse split) or combination, exchange or readjustment of interests, or any dividend or distribution paid in LLC Equity Interests, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.

ARTICLE III

CONDITIONS

Section 3.01.                          Conditions to the Obligations of the Parties. The obligation of the parties to consummate the Merger shall be subject to the satisfaction, or waiver by Parent, in its sole discretion, of the following conditions:

(a)                                 All conditions precedent to the closing of an offering of the shares of Common Stock (excluding any shares covered by an additional allotment option) to “qualified institutional buyers,” as defined in Rule 144A under the Securities Act, to certain persons outside the United States in an offshore transaction in reliance on Regulation S under the Securities Act, and to “accredited investors,” as defined in Rule 501(a) under the Securities Act (collectively, the “144A Offering”), shall have been satisfied or irrevocably and unconditionally waived, and the closing of the 144A Offering shall have been completed (excluding any closing related to the additional allotment option).

(b)                                 Each of the representations and warranties made by the parties (other than Parent) in this Agreement that is qualified by reference to materiality shall be true and correct, and each of the other representations and warranties made by the parties (other than Parent) in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and at and as of the Closing Date as if made on that date (except in any case that representations and warranties that expressly speak of a specified date or time need only be true and correct as of such specified date or time).

(c)                                  The Company shall have obtained the Required Regulatory Consents, each of which shall remain in full force and effect as of the Closing.  “Required Regulatory Consents”

shall mean all licenses, permits, consents, approvals, authorizations, waivers, and/or notifications to or from, as the case may be, those Governmental Authorities set forth on Exhibit D.

(d)                                 Parent shall have received, in form and substance reasonably acceptable to Parent, written evidence and any supporting documentation reasonably requested by Parent that the Required Regulatory Consents have been obtained.

(e)                                  No statute, rule, regulation, order, decree or injunction shall have been enacted, entered, promulgated or enforced by a Governmental Authority that prohibits the consummation of the transactions contemplated by this Agreement, including the Merger, shall be in effect.

(f)                                   The Company and each Member shall have complied and performed in all material respects with the covenants, agreements and obligations required by this Agreement to be so performed or complied with by the Company and such Member at or before the Closing.

(g)                                  Parent may not waive the condition of obtaining any Required Regulatory Consents if the failure to obtain such Required Regulatory Consents causes or will cause a material adverse effect upon the business of the Company.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01.                          Representations and Warranties of the Company. The Company hereby represents and warrants to Parent and Merger Sub as follows:

(a)                                 Existence and Power.  The Company has been duly formed and validly exists as a limited liability company under the laws of the State of Delaware.  The Company has all power and authority to enter into this Agreement, and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b)                                 Authorization; No Contravention.  The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder have been duly authorized by all requisite action, and all necessary authorizations, consents, approvals, elections and waivers have been as of the date hereof, or will have been as of the Closing Date, obtained.  This Agreement constitutes the valid, legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any right or remedy under: (i) any agreement to which the Company is a party, (ii) the Organizational Documents of the Company, or (iii) any law applicable to the Company, except in all such cases as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the Company from consummating the transactions contemplated by this Agreement.

(c)                                  No Injunction.   The Company is not subject to any order, writ, judgment, decree, injunction or settlement that reasonably would be expected to prevent or materially delay the Company from consummating the transactions contemplated by this Agreement.

(d)                                 No Consents.  Except for the filing of the Certificate of Merger in accordance with Section 2.02 hereof, the affirmative vote of (i) a Majority of Members and (ii) a Class B Majority Interest (both of which the Company represents will have been obtained at such time as the Members party hereto execute and deliver their respective signature pages hereto), and the Required Regulatory Consents, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable laws is required to be obtained by the Company in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, nor the operation of the business of the Surviving LLC after the Effective Time, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the Company from consummating the transactions contemplated by this Agreement.

(e)                                  Membership of the Company.  As of the date of this Agreement, the Members set forth on Exhibit A constitute all of the Members of the Company.  The Class A Units of the Members set forth on Exhibit A (after giving effect to the conversion of the Class B Units immediately prior to the Effective Time as described in the footnotes thereto) constitute all of the outstanding LLC Equity Interests.  The Merger constitutes a Class B Conversion Trigger Event.

(f)                                   Taxes.  The Company has timely and properly filed all tax returns and reports required to be filed by it (after giving effect to any valid filing extension).  All such tax returns and reports are accurate and complete in all material respects, and the Company has paid all taxes shown thereon as owing. No deficiencies for any taxes have been proposed, asserted or assessed in writing against the Company, and no requests for waivers of the time to assess any such taxes are pending.   There are no liens for taxes (other than statutory liens for taxes not yet due and payable) upon any of the assets of the Company.  The Company is and has been since its formation treated as a partnership or entity disregarded as an entity separate from its owner for U.S. federal income tax purposes.  There are no pending or, to the Company’s knowledge, threatened audits, assessments or other actions for or relating to any liability in respect of income or material non-income taxes of the Company.  The Company is not and has not ever been a party to or bound by any tax indemnity agreement, tax sharing agreement, tax protection, tax allocation agreement or similar contract.

(g)                                  U.S. Real Property Interests. Less than 50% of the gross assets of the Company at the time of the Merger consist of U.S. real property interests within the meaning of Section 897 of the Code.

(h)                                 Non-Foreign Status.  The Company is not a foreign person (as defined in Section 1445 of the Code).

(i)                                     Regulatory Approvals.  The Company is (i) an approved non-supervised mortgagee eligible under applicable FHA regulations to originate, purchase, hold, service and sell

FHA-insured mortgages and (ii) an approved GNMA issuer of FHA-insured reverse mortgage-backed securities.

Section 4.02.                          Representations and Warranties of each AI Member.  Each AI Member hereby represents and warrants, severally and not jointly and severally, to Parent and Merger Sub as follows:

(a)                                 Existence and Power.  If such AI Member is not a natural person, such AI Member is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite legal power and authority to carry on its business as now conducted. Such AI Member has all power and authority to enter into this Agreement, and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b)                                 Authorization; No Contravention.  If such AI Member is not a natural person, the execution and delivery of this Agreement by the AI Member and the performance of its obligations hereunder have been duly authorized by all requisite action, and all necessary authorizations, consents, approvals, elections and waivers have been as of the date hereof, or will have been as of the Closing Date, obtained and, if an individual, such AI Member has full legal and other capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement constitutes the valid, legal and binding obligation of such AI Member, enforceable against such AI Member in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any right or remedy under: (i) any agreement to which such AI Member is a party, (ii) if such AI Member is not a natural person, the Organizational Documents of such AI Member, or (iii) any law applicable to such AI Member, except in all such cases as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay such AI Member from consummating the transactions contemplated by this Agreement.

(c)                                  No Injunction.   Such AI Member is not subject to any order, writ, judgment, decree, injunction or settlement that reasonably would be expected to prevent or materially delay him, her or it from consummating the transactions contemplated by this Agreement.

(d)                                 No Consents.  No consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable laws is required to be obtained by such AI Member in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to prevent or materially delay such AI Member from consummating the transactions contemplated by this Agreement.

(e)                                  Accredited Investor.  Such AI Member qualifies as an Accredited Investor and has affirmatively certified as such on his, her or its signature page to this Agreement and Exhibit B attached hereto and understands the risks of, and other considerations relating to, the Merger and the investment in Parent.  Such AI Member, by reason of his, her or its business and financial experience, together with the business and financial experience of those persons, if any, retained to represent or advise such AI Member:

(i)                                     has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the AI Member is capable of evaluating the merits and risks of an investment in Parent and of making an informed investment decision;

(ii)                                  is capable of protecting the AI Member’s own interest or has engaged representatives or advisors to assist him or her in protecting such interests;

(iii)                               is capable of bearing the economic risk of such investment; and

(iv)                              in making the AI Member’s decision to enter into this Agreement, has conducted his, her or its own due diligence, has been represented by competent counsel and financial advisors and has not relied on oral or written advice from Parent, Merger Sub, the Company or any of their respective Affiliates, representatives, or agents or on representations or warranties of Parent, Merger Sub or the Company other than those set forth in this Agreement.

(f)                                   Ownership of the LLC Equity Interests.  The LLC Equity Interests set forth opposite such AI Member’s name on Exhibit A hereto are owned beneficially and of record by such Member free and clear of all liens, charges, security interests, mortgages, pledges, options, preemptive rights, rights of first refusal or first offer, proxies, levies, voting trusts or agreements, or other adverse claims or restrictions on title or transfer of any nature whatsoever.

(g)                                  Access to Information.  Such AI Member has been afforded:

(i)                                     the opportunity to ask such questions as such Member has deemed necessary of, and to receive answers from, representatives of Parent and the Company concerning the terms and conditions of the Merger, including the issuance and/or delivery of the Common Stock portion of the AI Member Consideration; and

(ii)                                  access to information about Parent and its financial condition and results of operations sufficient to evaluate such Member’s investment in, and receipt of, the Common Stock portion of the AI Member Consideration.

(h)                                 Receipt of Merger Consideration. On the terms and subject to the conditions set forth in this Agreement, each AI Member irrevocably accepts and is entitled to receive, as a result of and upon consummation of the Merger, the AI Member Consideration.

(i)                                     Investment For Own Account.  The Common Stock portion of the AI Member Consideration will be acquired for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, in violation of applicable securities laws.

(j)                                    Unregistered Securities.  Such AI Member understands that:

(i)                                     the Common Stock portion of the AI Member Consideration to be received as contemplated hereunder has not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws;

(ii)                                  Parent’s reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the AI Members contained herein;

(iii)                               the Common Stock portion of the AI Member Consideration cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available;

(iv)                              there may be no public market for the Common Stock portion of the AI Member Consideration;

(v)                                 because of the restrictions on transfer or assignment of the Common Stock portion of the AI Member Consideration to be issued hereunder, the economic risk of the Common Stock portion of the AI Member Consideration issued hereby may need to be borne for an indefinite period of time; and

(vi)                              certificates (if any) representing the Common Stock portion of the AI Member Consideration will bear restrictive legends, including a legend substantially similar to the following:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH STATE SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.

(k)                                 Consent to Merger.  By signing this Agreement, such AI Member hereby affirmatively votes in favor of this Agreement and the transactions contemplated hereby, including the Merger.

(l)                                     Non-Foreign Status.  Such AI Member (or if such AI Member is a disregarded entity within the meaning of Treasury Regulation Section 1.1445-2(d)(iii), its sole owner for such purposes) is a not foreign person within the meaning of Section 1445 of the Code.

Section 4.03.                          Representations and Warranties of each Non-AI Member.  Each Non-AI Member hereby represents and warrants, severally and not jointly and severally, to Parent and Merger Sub as follows:

(a)                                 Ownership of the LLC Equity Interests.  The LLC Equity Interests set forth opposite such Non-AI Member’s name on Exhibit A hereto are owned beneficially and of record by such Member free and clear of all liens, charges, security interests, mortgages, pledges, options, preemptive rights, rights of first refusal or first offer, proxies, levies, voting trusts or agreements, or other adverse claims or restrictions on title or transfer of any nature whatsoever.

(b)                                 Consent to Merger.  By signing this Agreement, such Non-AI Member hereby affirmatively votes in favor of this Agreement and the transactions contemplated hereby, including the Merger.

(c)                                  Receipt of Merger Consideration. On the terms and subject to the conditions set forth in this Agreement, each Non-AI Member irrevocably accepts and is entitled to receive, as a result of and upon consummation of the Merger, the Non-AI Member Consideration.

(d)                                 Non-Foreign Status.  Such Non-AI Member (or if such Non-AI Member is a disregarded entity within the meaning of Treasury Regulation Section 1.1445-2(d)(iii), its sole owner for such purposes) is a not foreign person within the meaning of Section 1445 of the Code.

Section 4.04.                          Representations and Warranties of Parent. Parent hereby represents and warrants to the Company and each Member as follows:

(a)                                 Existence and Power.  Parent has been duly incorporated and validly exists as a corporation under the laws of the State of Maryland. Parent has all power and authority to enter into this Agreement, and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b)                                 Authorization; No Contravention.  The execution and delivery of this Agreement by Parent and the performance of its obligations hereunder have been duly authorized by all requisite corporate action, and all necessary authorizations, consents, approvals, elections and waivers have been as of the date hereof, or will have been as of the Closing Date, obtained.  This Agreement constitutes the valid, legal and binding obligation of Parent, enforceable against Parent in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any right or remedy under: (i) any agreement to which Parent is a party, (ii) the Organizational Documents of Parent, or (iii) any law applicable to Parent, except in all such cases as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay Parent from consummating the transactions contemplated by this Agreement.

(c)                                  No Injunction.   Parent is not subject to any order, writ, judgment, decree, injunction or settlement that reasonably would be expected to prevent or materially delay Parent from consummating the transactions contemplated by this Agreement.

(d)                                 No Consents.  Except for the filing of the Certificate of Merger in accordance with Section 2.02 hereof and as may be required for the consummation of the 144A

Offering and the actions to be taken in connection therewith, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable laws is required to be obtained by Parent in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to prevent or materially delay Parent from consummating the transactions contemplated by this Agreement.

(e)                                  AI Member Consideration.  The Common Stock portion of the AI Member Consideration to be issued by Parent hereunder has been duly authorized for issuance and, upon such issuance pursuant to Section 2.05 hereof, will be validly issued, fully-paid and nonassessable.

Section 4.05.                          Representations and Warranties of Merger Sub. Merger Sub hereby represents and warrants to the Company and each Member as follows:

(a)                                 Existence and Power.  Merger Sub has been duly formed and validly exists as a limited liability company under the laws of the State of Delaware.  Merger Sub has all power and authority to enter into this Agreement and all other documents to be executed and delivered in connection with the transactions that are the subject of this Agreement, and to perform its obligations in connection with the transactions that are the subject of this Agreement.

(b)                                 Authorization; No Contravention.  The execution and delivery of this Agreement by Merger Sub and the performance of its obligations hereunder have been duly authorized by all requisite action, and all necessary authorizations, consents, approvals, elections and waivers have been as of the date hereof, or will have been as of the Closing Date, obtained.  This Agreement constitutes the valid, legal and binding obligations of Merger Sub, enforceable against Merger Sub in accordance with its terms, subject to bankruptcy and similar laws affecting the remedies or resources of creditors generally and principles of equity.  The execution and delivery of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of, or give any Person the right to exercise any right or remedy under: (i) any agreement to which Merger Sub is a party, (ii) the Organizational Documents of Merger Sub, or (iii) any law applicable to Merger Sub, except in all such cases as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay Merger Sub from consummating the transactions contemplated by this Agreement.

(c)                                  No Injunction.   Merger Sub is not subject to any order, writ, judgment, decree, injunction or settlement that reasonably would be expected to prevent or materially delay the Merger Sub from consummating the transactions contemplated by this Agreement.

(d)                                 No Consents.  Except for the filing of the Certificate of Merger in accordance with Section 2.02 hereof, no consent, waiver, approval, authorization, order, license, permit or registration of, qualification, designation, declaration or filing with, any Person or Governmental Authority or under any applicable laws is required to be obtained by Merger Sub in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals, authorizations, orders, licenses, permits, registrations, qualifications, designations, declarations or filings, the failure of which to obtain or to file would not, individually or in the aggregate, reasonably be expected to prevent or materially delay Merger Sub from consummating the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS AND WAIVERS

Section 5.01.                          Covenants of the Members.

(a)                                 Facilitation of the Merger and 144A Offering.  From the date of this Agreement until the earlier to occur of the Closing or the termination of this Agreement in accordance with its terms, and without prejudice to the rights of any of them under this Agreement, no Member (in its capacity as such) shall take or fail to take, or agree or commit to take or fail to take, any action that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the Merger, the 144A Offering or the other transactions contemplated by this Agreement or the 144A Offering.

(b)                                 No Transfer of LLC Equity Interests.  Except as set forth in Section 5.08 of this Agreement, the Members shall not Transfer or market the LLC Equity Interests for Transfer or entertain or discuss any offer to Transfer the LLC Equity Interests with any Person other than Parent, Merger Sub and their respective Affiliates unless this Agreement is terminated in accordance with its terms.

(c)                                  Waivers.  EACH MEMBER, SUBJECT TO RECEIPT OF THE MERGER CONSIDERATION TO WHICH HE, SHE OR IT IS ENTITLED PURSUANT TO THIS AGREEMENT AND SOLELY IN HIS, HER OR ITS CAPACITY AS A MEMBER AND IN NO OTHER CAPACITY (INCLUDING IN HIS, HER OR ITS CAPACITY AS A CONSULTANT TO THE COMPANY), HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (I) ALL CLAIMS, OF ANY NATURE WHATSOEVER, AGAINST PARENT, MERGER SUB, THE COMPANY AND THEIR RESPECTIVE AFFILIATES ARISING OUT OF ANY AND ALL ACTS OR OMISSIONS OCCURRING PRIOR TO THE EFFECTIVE TIME AND (II) ANY AND ALL CLAIMS ARISING UNDER THE EXISTING LLC AGREEMENT, INCLUDING CLAIMS RELATING TO SECTIONS 4.2, 4.3, 5.1, 7.14 AND 14.4 OF THE EXISTING LLC AGREEMENT.

(d)                                 Tax Returns.  The Member Representative shall prepare in accordance with applicable law and timely file any tax returns of the Company with respect to taxable periods ending on or before the Closing Date, and the Member Representative shall have discretion to cause the Company to make an election under Section 754 of the Code with respect to any such period.  The Member Representative shall provide a copy of such tax return to Parent for its review, comment and approval at least 15 days prior to filing such tax return.  Parent and the Member Representative shall provide each other with such reasonable cooperation and information relating to the Company as the parties reasonably require in (i) filing any tax return, amended tax return or claim for tax refund, (ii) determining any liability for taxes or a right to a tax refund, (iii) conducting or defending any proceeding in respect of taxes or (iv) performing tax diligence, including with respect to the impact of this transaction on Parent’s qualification as a REIT for U.S. federal income tax purposes.  Parent shall promptly notify the Member Representative upon receipt by Parent or any of its Affiliates of written notice of any pending or threatened U.S. federal, state, local or foreign audits or assessments of Parent that would affect the liabilities for taxes of the Company with respect to any taxable period, or portion thereof, ending on or prior to the Closing Date.  The Member Representative shall promptly notify Parent upon receipt by the Member Representative of written notice of any pending or threatened U.S. federal, state, local or foreign tax audits or assessments relating to the income, properties or operations of the Company.  Parent shall be responsible for the prosecution of any claim or audit instituted after the Closing Date with respect to taxes attributable to any taxable period, or portion thereof, ending on or before the Closing Date, provided, that the Member Representative may participate at its own expense and Parent shall cooperate with the Member Representative in the conduct of any such audit or proceeding or portion thereof.  Notwithstanding the foregoing, Parent may not settle or otherwise resolve any such claim, suit or proceeding which could have an adverse tax effect on the Members (other than on the Members as a shareholder of Parent) without the consent of the Member Representative, such consent not to be unreasonably withheld, conditioned or delayed. The Member Representative shall deliver to Parent all tax returns, schedules and work papers with respect to the Company, and all material records and other documents relating thereto.

(e)                                  Confidentiality. Each of the Members will hold in strict confidence from any Person all documents and information concerning the parties to this Agreement or the transactions contemplated hereby; provided, however, that this does not include information that (i) is or becomes generally known to the public other than as a result of a disclosure by such Member in breach of this Agreement or (ii) is or becomes known by such Member on a nonconfidential basis from a source (other than a party to this Agreement) that is not prohibited from disclosing such information to such Member by a contractual, fiduciary or other obligation.

Section 5.02.                          Covenants of Parent, Merger Sub and the Company.  Subject to the terms and conditions set forth in this Agreement, the Company, Parent and Merger Sub shall cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as commercially practicable, including to the extent related to the 144A Offering.

Section 5.03.                          Conduct of Business.  Subject to Section 5.04 of this Agreement, the Company covenants and agrees that, after the date hereof and prior to the Effective Time (unless Parent shall otherwise expressly approve in writing, and except as otherwise expressly contemplated by this Agreement, the Strategic Services Agreement or the Shared Facilities and Services Agreement), and except as required by applicable laws, the Business, and all related payments with respect thereto, shall be conducted or made, as applicable, in the ordinary and usual course consistent with past practice and consistent with practices necessary to continue to develop in accordance with the Company’s business plan and, to the extent consistent therewith, the Company shall use its commercially reasonable efforts to continue to develop the Business and to preserve its business organization intact and maintain existing relations and goodwill with Governmental Authorities, customers, suppliers, distributors, creditors, lessors, key employees and other business associates.

Section 5.04.                          Distributions.  Notwithstanding anything to the contrary contained in the Existing LLC Agreement, including Section 5.1(a) thereof, the Company covenants and agrees that from the date of this Agreement until the Effective Time, the Company shall not make any distributions to its Members, including any distributions of Available Cash from Operations; provided, however, that the foregoing shall not apply to any Tax Distributions made in accordance with Section 5.1(b) of the Existing LLC Agreement.

Section 5.05.                          Net Worth.

(a)                                 If at any time between the date hereof and the Effective Time the Company ceases to maintain, or reasonably is expected to cease to maintain, the net worth requirements of GNMA, then Parent, with approval by its Board of Directors, shall lend the Company an amount sufficient to cause the Company to be in compliance with such required net worth, and the Company shall enter into and deliver to Parent a promissory note reflecting such terms as are necessary for the Company to satisfy such net worth requirements.

(b)                                 If Parent makes a loan to the Company pursuant to clause (a) of this Section 5.05, then at the Effective Time the aggregate Merger Consideration payable by Parent to the Members pursuant to Section 2.05 shall be reduced, on a pro rata basis, by an amount equal to all outstanding principal and accrued but unpaid interest on such loan and, upon payment of the Merger Consideration by Parent to the Members pursuant to Section 2.05, after giving effect to such reduction, such loan shall be deemed to have been repaid in full.  If the Effective Time does not occur, then the loan shall remain outstanding until paid in full in accordance with its terms.

(c)                                  If at any time between the date hereof and the Effective Time, the Company ceases to maintain any net worth requirement of any of its warehouse lenders, and such warehouse lender is not willing to waive such requirement, then Parent, with approval by its Board of Directors, shall either (i) lend the Company an amount sufficient to cause the Company to be in compliance with such net worth requirement, and the Company shall enter into and deliver to Parent a promissory note reflecting such terms as are necessary for the Company to satisfy such net worth requirement or (ii) deposit an amount in cash sufficient to cause the Company to be in compliance with such net worth requirement into an account pledged to such warehouse lender for such purpose.

(d)                                 If Parent makes a loan to the Company pursuant to clause (c) of this Section 5.05, the loan shall remain outstanding in accordance with its terms until paid in full regardless of whether the Effective Time has occurred or will occur.

(e)                                  If, as of the last Business Day of the month immediately preceding the Closing Date, the Company’s net worth, calculated in accordance with GNMA guidelines and the last sentence of this paragraph (e) (the “Agreed Net Worth”), is (i) less than $8,000,000, then at the Effective Time the aggregate Merger Consideration payable by Parent to the Members pursuant to Section 2.05 shall be reduced, on a pro rata basis, by an amount equal to the difference between $8,000,000 and the Agreed Net Worth or (ii) greater than $18,000,000, then at the Effective Time the aggregate Merger Consideration payable by Parent to the Members pursuant to Section 2.05 shall be increased, on a  pro rata basis, by an amount equal to the difference between $18,000,000 and the Agreed Net Worth.  Parent and the Company shall cooperate in good faith to calculate and agree upon such calculation of the Agreed Net Worth prior to the Closing Date.

Section 5.06.                          Further Assurances Covenant of the Parties. From and after the date of this Agreement and after the Closing, the parties hereto shall take such further actions and execute and deliver such further documents and instruments as may be reasonably requested by the other parties and are reasonably necessary to provide to the respective parties hereto the benefits intended to be afforded hereby, including all books and records relating to the LLC Equity Interests.

Section 5.07.                          Amendments to Existing LLC Agreement.  From and after the date of this Agreement and prior to the Effective Time, the Company shall not amend the terms of the Existing LLC Agreement without the prior written consent of Parent; provided, that any amendment that is required to comply with the rules or regulations of, or is otherwise requested by, GNMA, FHA or any state regulator, shall not require any such consent of Parent so long as the Company provides Parent with prompt notice of such amendment and a reasonably-detailed description of the reason for such amendment.

Section 5.08.                          Purchase of Quadrant’s LLC Equity Interests.  Notwithstanding anything to the contrary contained in this Agreement, including Section 2.05 hereof, promptly following the completion of the 144A Offering, and in any event no later than 45 days following the completion of the 144A Offering, so long as the 144A Offering results in Parent receiving gross proceeds of at least $204 million, including the gross proceeds received by Parent in the event that the initial purchaser/placement agent exercises its option to purchase additional shares in the 144A Offering (the aggregate amount of such gross proceeds, the “Offering Proceeds Condition”), (a) Parent shall make a loan to the Company on terms to be agreed (except that such loan shall be deemed to have been repaid, without further obligation of the Company, if the Effective Time occurs) in an amount sufficient to purchase the LLC Equity Interests of Quadrant, (b) the proceeds of such loan shall be used by the Company to purchase Quadrant’s LLC Equity Interests for a cash amount equal to $3,888,888.89 (the “Quadrant Consideration”), regardless of whether Quadrant is an AI Member or Non-AI Member and (c) Quadrant shall be entitled to receive the Quadrant Consideration and not the AI Member Consideration or Non-AI Member Consideration, as applicable, shown in Exhibit A attached hereto.  If the Offering Proceeds Condition is not satisfied, then this Section 5.08 shall not apply and Quadrant shall only be entitled to receive the AI Member Consideration or Non-AI Member Consideration, as applicable, in accordance with the terms of this Agreement, including Section 2.05.

ARTICLE VI

TERMINATION

Section 6.01.                          Termination. Notwithstanding anything to the contrary contained herein, this Agreement may be terminated at any time prior to the Effective Time by Parent without liability to any other party.  If this Agreement is terminated pursuant to this Section, then Parent shall provide notice to the Company, and the Company shall provide notice to the other parties, of such termination.

ARTICLE VII

MISCELLANEOUS

Section 7.01.                          Entire Agreement; No Amendment. Except as expressly provided for herein, this Agreement represents the entire agreement among each of the parties hereto with respect to the subject matter hereof.  It is expressly understood that no representations, warranties, guarantees or other statements shall be valid or binding upon a party unless expressly set forth in this Agreement.  It is further understood that any prior agreements or understandings between the parties with respect to the subject matter hereof have merged in this Agreement, which collectively fully express all agreements of the parties hereto as to the subject matter hereof and supersedes all such prior agreements and understandings.  This Agreement may not be amended, modified or otherwise altered except by a written agreement signed by the party hereto against whom enforcement is sought.

Section 7.02.                          Certain Expenses. Each party hereto will pay all of its own expenses incurred in connection with this Agreement and the transactions contemplated hereby (whether or not the Closing shall take place), including all costs and expenses herein stated to be borne by such party and all of its respective accounting, legal, investigatory and appraisal fees.

Section 7.03.                          Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered with proof of delivery thereof (any notice or communication so delivered being deemed to have been received at the time delivered), transmitted via electronic mail (any notice or communication so transmitted being deemed delivered and received on the Business Day sent or, if sent on a day that is not a Business Day, on the next Business Day), or sent by United States certified mail, return receipt requested, postage prepaid (any notice or communication so sent being deemed to have been received two Business Days after mailing in the United States), with failure or refusal to accept delivery to constitute delivery for all purposes of this Agreement, addressed to the respective parties as follows:

If to any Member, to the address listed on such Member’s signature page to this Agreement.

If to Parent or Merger Sub, to:
Reverse Mortgage Investment Trust Inc.

Attention: Craig Corn

1455 Broad Street

Bloomfield, New Jersey 07003

or, if by electronic mail:

Attention: Craig Corn
ccorn@reversefunding.com

with a copy to:
Clifford Chance US LLP
Attention: Andrew S. Epstein

31 West 52nd Street
New York, New York 10019

or, if by electronic mail:

Attention: Andrew S. Epstein

Andrew.Epstein@cliffordchance.com

If to the Company, to:

Reverse Mortgage Funding LLC
Attention: Craig Corn

1455 Broad Street

Bloomfield, New Jersey 07003

or, if by electronic mail:

Attention: Craig Corn
ccorn@reversefunding.com

with a copy to:
Clifford Chance US LLP
Attention: Andrew S. Epstein

31 West 52nd Street
New York, New York 10019

or, if by electronic mail:

Attention: Andrew Epstein

Andrew.Epstein@cliffordchance.com

Section 7.04.                          No Assignment. Neither this Agreement nor any of the rights or obligations of a party hereunder may be assigned by such party without the prior written consent of the other parties.

Section 7.05.                          No Third-Party Beneficiary. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.  The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective heirs, legal representatives, successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

Section 7.06.                          Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

Section 7.07.                          Multiple Counterparts. This Agreement may be executed in multiple counterparts.  If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart.  To facilitate execution of this Agreement, the parties may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

Section 7.08.                          Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

Section 7.09.                          Consent to Jurisdiction and Service of Process; Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE CHANCERY COURT SITTING IN THE COUNTY OF NEW CASTLE, OR IF SUCH COURT SHALL NOT HAVE PROPER JURISDICTION, OF THE UNITED STATES FEDERAL DISTRICT COURT SITTING IN DELAWARE, AND ANY APPELLATE COURT THEREOF, IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURTS (AND WAIVES AND AGREES NOT TO ASSERT ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN OR JURISDICTION THEREOF); PROVIDED, HOWEVER, THAT SUCH CONSENT TO JURISDICTION IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 7.09 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO THE JURISDICTION OF SAID COURTS OR IN THE STATE OF DELAWARE OTHER THAN FOR SUCH PURPOSE.  Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 7.03.  Such service of process shall have the same effect as if the party being served were a resident in the State of Delaware and had been lawfully served with such process in such jurisdiction.  The parties hereby waive all claims of error by reason of such service.  Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY(IES) AGAINST ANY OTHER PARTY(IES) ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES CREATED HEREUNDER.

Section 7.10.                          Power-of-Attorney.  Each Member hereby constitutes and appoints each of Craig M. Corn and Robert V. Sivori, with full powers of substitution and resubstitution, as his, her, or its true and lawful attorney-in-fact to execute any and all documents or agreements, including any registration rights agreement that may be entered into on such Member’s behalf, in connection with the transactions contemplated hereby.  Each Member hereby grants to such attorney-in-fact full power and authority to do and perform any and every act requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as he, she or it might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power-of-attorney and the rights and powers herein granted. This power-of-attorney shall remain in full force and effect until all documents and agreements in connection with the transaction contemplated hereby, including any such registration rights agreement, are properly executed and such transactions have been fully consummated unless such Member earlier revokes this power-of-attorney in a signed writing delivered to the applicable attorney-in-fact.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

REVERSE MORTGAGE INVESTMENT TRUST INC.

By:	/s/ Craig Corn
Name: Craig Corn
Title: Chief Executive Officer

RMF MERGER SUB LLC

	By:	/s/ St. John Bannon
Name: St. John Bannon
Title: Chief Financial Officer

REVERSE MORTGAGE FUNDING LLC

	By:	/s/ Robert Sivori
Name: Robert Sivori
Title: Chief Operating Officer

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Craig M. Corn
Name: Craig M. Corn

Name in which shares of Common Stock are to be registered (if applicable)(1):

Craig M. Corn

	State of residency:	New Jersey

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(1) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Robert V. Sivori
Name: Robert V. Sivori

Name in which shares of Common Stock are to be registered (if applicable)(2):

	State of residency:	NJ

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(2) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Joseph P. DeMarkey
Name: Joseph P. DeMarkey

Name in which shares of Common Stock are to be registered (if applicable)(3):

Joseph P. DeMarkey

	State of residency:	Massachusetts

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(3) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Bryan Faron
Name: Bryan Faron

Name in which shares of Common Stock are to be registered (if applicable)(4):

Bryan Faron

	State of residency:	New York

Social Security Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(4) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Jamie Harmon
Name: Jamie Harmon

Name in which shares of Common Stock are to be registered (if applicable)(5):

	State of residency:	Florida

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(5) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Don Jacaruso
Name: Don Jacaruso

Name in which shares of Common Stock are to be registered (if applicable)(6):

Don Jacaruso

	State of residency:	CA

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(6) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Elena Kirillov
Name: Elena Kirillov

Name in which shares of Common Stock are to be registered (if applicable)(7):

Elena Kirillov

	State of residency:	New Jersey

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(7) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Boris Kogan
Name: Boris Kogan

Name in which shares of Common Stock are to be registered (if applicable)(8):

	State of residency:	NJ

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(8) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Balaji Mayreddy
Name: Balaji Mayreddy

Name in which shares of Common Stock are to be registered (if applicable)(9):

Balaji Mayreddy

	State of residency:	Texas

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(9) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Michael S. Mooney
Name: Michael S. Mooney

Name in which shares of Common Stock are to be registered (if applicable)(10):

	State of residency:	CT

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(10) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Deborah Moran
Name: Deborah Moran

Name in which shares of Common Stock are to be registered (if applicable)(11):

Deborah Moran

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(11) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Oscar Moure
Name: Oscar Moure

Name in which shares of Common Stock are to be registered (if applicable)(12):

	State of residency:	New Jersey

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(12) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Dawn E. Myers
Name: Dawn E. Myers

Name in which shares of Common Stock are to be registered (if applicable)(13):

Dawn E. Myers

	State of residency:	NY

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(13) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒		a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐		not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

BBRO Holdings, LLC

	By:	/s/ David Peskin
Name: David Peskin
Title: CEO

Name in which shares of Common Stock are to be registered (if applicable)(14):

BBRO Holdings, LLC

State of residency:

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(14) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ David Peskin
Name: David Peskin

Name in which shares of Common Stock are to be registered (if applicable)(15):

David Peskin

	State of residency:	NY

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(15) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Richard A. Peters
Name: Richard A. Peters

Name in which shares of Common Stock are to be registered (if applicable)(16):

Richard A. Peters

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(16) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Colleen Pirraglia
Name: Colleen Pirraglia

Name in which shares of Common Stock are to be registered (if applicable)(17):

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(17) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Vanessa Warren
Name: Vanessa Warren

Name in which shares of Common Stock are to be registered (if applicable)(18):

Vanessa Warren

	State of residency:	NY

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(18) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Michele A. Zachensky
Name: Michele A. Zachensky

Name in which shares of Common Stock are to be registered (if applicable)(19):

Michele A. Zachensky

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(19) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ St. John Bannon
Name: St. John Bannon

Name in which shares of Common Stock are to be registered (if applicable)(20):

St. John Bannon

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(20) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Joseph Capo
Name: Joseph Capo

Name in which shares of Common Stock are to be registered (if applicable)(21):

	State of residency:	New York

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(21) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

PENSCO Trust Company FBO Mark S. O’Neil IRA

	By:	/s/ Mark S. O’Neil
Name: Mark S. O’Neil
Title: Owner

Name in which shares of Common Stock are to be registered (if applicable)(22):

N/A

	State of residency:	NC

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(22) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☐	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☒	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Mark S. O’Neil
Name: Mark S. O’Neil

Name in which shares of Common Stock are to be registered (if applicable)(23):

N/A

	State of residency:	NC

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(23) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

RR Fund Holdings, LLC

	By:	/s/ Robert M. Fine
Name: Robert M. Fine
Title: Managing Member

Name in which shares of Common Stock are to be registered (if applicable)(24):

RR Fund Holdings, LLC

	State of residency:	Delaware

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(24) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

Quadrant Management, Inc.

	By:	/s/ Theodore Deinard
		Name:	Theodore Deinard
		Title:	Principal

Name in which shares of Common Stock are to be registered (if applicable)(25):

na

	State of residency:		Delaware

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(25) For AI Owners.

[Signature Page to RMF Merger Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written and hereby affirmatively certifies that he, she or it is (check applicable box):

☒	a Person who qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act by satisfying one or more of the numbered paragraphs contained in Exhibit B attached hereto.

☐	not a Person that qualifies as an “accredited investor” under Rule 501(a) of Regulation D of the Securities Act.

	By:	/s/ Joseph Mannello
Name: Joseph Mannello

Name in which shares of Common Stock are to be registered (if applicable)(26):

Joseph Mannello

	State of residency:	New Jersey

Social Security or Taxpayer Identification Number:

Address:

Telephone number:

Email:

Wire instructions:

Bank Name:

ABA Number:

Account Name:

Account Number:

SWIFT:

(26) For AI Owners.

[Signature Page to RMF Merger Agreement]